UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 14, 2006

NALCO HOLDING COMPANY

Delaware      001-32342   16-1701300
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: On September 14, 2006, Nalco Holding Company, (the "Company"), filed a Current Report on Form 8-K that incorrectly identified the Company's name as Nalco Holdings LLC, a subsidiary of Nalco Holding Company. This amendment is filed solely for the purpose of correcting the name to Nalco Holding Company, regarding the presentation by Executive Vice President and Chief Operating Officer Bill Roe.

Item 7.01 Regulation FD Disclosure

William J. Roe, Executive Vice President and Chief Operating Officer of Nalco Holding Company, made a presentation to the 10th Annual Stanford Global Water Conference in New York City on September 13, 2006. A copy of that presentation is attached as an exhibit to this filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

99.1	Presentation “Connecting Water and Energy” given at the 10th Annual Stanford Global Water Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman
Secretary

Date: September 14, 2006